UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2008

VANGENT, INC.

(Exact name of registrant as specified in charter)

Delaware	333-145355	20-1961427
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No.)

4250 North Fairfax Drive
Suite 1200
Arlington, Virginia 22203		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 284-5600

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On September 8, 2008, the Company issued a press release announcing the appointment of James C.  Reagan, 50, as Senior Vice President and Chief Financial Officer effective September 2, 2008.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item  9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 8, 2008, announcing the appointment of James C. Reagan as Senior Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGENT, Inc.

Date: September 8, 2008	/s/ Kevin T. Boyle
Kevin T. Boyle
Senior Vice President,
General Counsel and Secretary